Exhibit 99.2

Creating breakthrough treatments for patients with serious and orphan diseases by harnessing the power of sGC

Safe Harbor Statement This overview contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, such as statements about the status, structure and timing of our separation from Ironwood; expected timing of clinical data and the filing CTA/IND applications; the size and design of clinical trials; the application of; and potential benefits of sGC stimulators, our strategy, including development and commercialization plans; the size of potential markets for our product candidates and; our expected use of cash. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Applicable risks and uncertainties include those related to our lack of independent operating history; the risk that a separation from Ironwood may adversely impact our ability to attract or retain key personnel; the effectiveness of our development and commercialization efforts; risks generally associated with preclinical and clinical development and formulation development; the risk that findings from our completed nonclinical and clinical studies may not be replicated in later studies; risks and uncertainties pertaining to the efficacy, safety and tolerability of our product candidates; decisions by regulatory authorities; the risk that we may never get sufficient patent protection for our product candidates or that we might not able to successfully protect such patents; the risks listed under the heading “Risk Factors” and elsewhere in Ironwood’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 and in Ironwood’s subsequent SEC filings, including SEC filings related to the proposed separation. These forward-looking statements speak only as of the date of this overview, and Ironwood undertakes no obligation to update these forward-looking statements. This overview describes the businesses to be transferred to Cyclerion by Ironwood in the separation as if the transferred businesses were Cyclerion’s businesses for all historical periods described. References in this overview to Cyclerion’s historical assets, liabilities, product candidates, businesses or activities of Cyclerion’s business are generally intended to refer to the historical assets, liabilities, product candidates, businesses or activities of the transferred businesses as the businesses were conducted as part of Ironwood prior to the separation. 2

5 programs: on track to deliver 4 clinical data readouts in 2019 including 3 Phase 2 studies, and 2 new drug candidates Distinctive pharmacology: differentiated, tissue-targeted compounds tailored for intended diseases Powerful pathway: nitric oxide-sGC pathway is clinically validated with significant untapped potential Successful sGC/cGMP drug hunters: deep pathway knowledge with record of drug making success High-momentum company launch 3

2019 launch year expectations 5 Differentiated programs 4 Clinical studies ongoing 3 Phase 2 readouts 2 1 New tissue-tailored development candidates Great company launch

4 clinical data readouts in 2019 on differentiated compounds

Product*	Discovery	IND Enabling	Phase 1	Phase 2	Phase 3	Status and Anticipated Next Milestones
Vascular sGC Stimulator						
Olinciguat	Sickle Cell Disease (SCD)					- Top line data expected in 2H2019 - Granted Orphan Drug Designation by the US FDA - Worldwide rights
Systemic sGC Stimulator						
Praliciguat	Diabetic Nephropathy (DN) Heart Failure with Preserved Ejection Fraction (HFpEF)					- DN: Top line data expected in 2H2019 - HFpEF: Top line data expected in 2H2019 - Pursue out-licensing after completion of Phase 2 studies - Granted Fast Track Designation for HFpEF by the US FDA - Worldwide rights
Central Nervous System sGC Stimulator						
IW-6463				Serious + Orphan CNS Diseases		- CTA filed in 4Q2018 - Expect to initiate Phase I study 1Q2019 - Top line data expected in 2HQ2019 - Worldwide rights
Liver-Targeted sGC Stimulator						
Liver		Serious + Orphan Liver Diseases				- Development candidate nomination expected in 1H2019
Lung-Targeted sGC Stimulator						
Lung		Serious + Orphan Pulmonary Diseases				- Development candidate nomination expected in 1H2019

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* *Status of programs as of January 7, 2019. Represents ongoing phase of development and does not correspond to the completion of a particular phase.*

5

Tailoring proven, powerful serious diseases pharmacology for treatment of …that Cyclerion is working to harness A powerful pathway… • • Growing understanding of NO pathway role in health and disease Developing differentiated next-generation sGC stimulators uniquely designed to target tissues relevant to the diseases each is intended to treat Relevant in diseases both with and without nitric oxide signaling deficiency Fortified by deep expertise and IP in sGC stimulation Nitric oxide (NO) signaling plays a central role in real-time physiologic regulation of diverse systems Discovery of NO signaling was basis for the 1998 Nobel Prize in Physiology or Medicine Clinically validated by approved therapies (NO donors, PDE5 inhibitors, sGC stimulator) • • • • • 6

sGC Stimulators Enhance NO-sGC-cGMP Signaling NO - sGC - cGMP Signaling Stimulation of sGC \( \( I sGC STIMULATOR - - - - ---- GTP - GTP - - GTP GTP I 7

NO-cGMP signaling regulates multiple aspects of physiology



Smooth Muscle Function
Neuronal Function
Vascular Function
Metabolism
Inflammation
Fibrosis
NO
sGC STIMULATOR
sGC
GTP
cGMP

sGC stimulators: differentiated mechanism to modulate NO-cGMP pathway signaling:

- **Act synergistically** with the NO signaling system: same time and same locations in body vs. acting independently of NO signaling
- **Increase overall pathway signaling** vs. relying on basal signaling
- **Act at a non-redundant node** in the pathway and can act anywhere sGC is expressed to increase cGMP vs. inactivating just one of several mechanisms by which cGMP is degraded
- **Selectively modulate NO signaling vs.** acting across any pathway that increases cGMP

Adapted from Buys et al. 2018. Discovery and development of next generation sGC stimulators with diverse multidimensional pharmacology and broad therapeutic potential. Nitric Oxide 78:72-80

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# sGC stimulators act synergistically with NO

## In vitro (HEK293 cells)


Stimulator +
NO donor
$EC_{50}$ ~ 100 nM
Stimulator
alone
$EC_{50}$ ~ 3 µM
cGMP (nM)
log [stimulator]
800
600
400
200
0
-11
-10
-9
-8
-7
-6
-5
-4

## In vivo (rat liver/retrodialysis)


cGMP (nM)
30
20
10
0
****
***
*
PBS
NO donor
Stim
Stim +
NO donor

* p<0.05, *** p<0.001; **** p<0.0001 vs PBS

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NO-sGC-cGMP signaling acts through multiple downstream pathways to elicit pharmacological effects



Arginine
NOS
NO
NO
NO
sGC
STIMULATOR
NO
sGC
GTP
cGMP
GMP
PDE

- Cyclic Nucleotide Gated Channels
- Protein Kinase G
- Phosphodiesterases

sGC Stimulation Can Increase

Local vasodilation / blood flow (e.g., vascular and smooth muscle relaxation)

Metabolism (e.g., AMPK activation)

Neuronal health and signaling (e.g., neuroprotection, LTP)

sGC Stimulation Can Decrease

Inflammation (e.g., TNFα signaling, EC activation)

Fibrosis (e.g., TGFβ signaling)

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Cyclerion is working to harness the power of sGC pharmacology in disease-relevant tissues A pipeline of differentiated molecules IW-6463 Liver-targeted Lung-targeted Olinciguat Praliciguat 11

Significant unmet clinical need Nitric oxide connection Each program offers the potential to create differentiated meaningful clinical patients and value A targeted sGC stimulator for Preclinical evidence Clinical trials designed to enable decisions to halt or advance the program 12

OLINCIGUAT Olinciguat: sickle Significant potential in cell disease (SCD) Potential to treat SCD by reducing proportion of sickled cells, decreasing vascular inflammation and cell adhesion, and improving local blood flow SCD is an orphan disease characterized by a low NO state, with early mortality, serious morbidity and limited number of treatment options Olinciguat is an oral, once-daily sGC stimulator that distributes to vasculature and highly perfused organs Preclinically, olinciguat treatment was associated with positive effects on blood flow and vascular inflammation Phase 2 STRONG SCD study is ongoing to evaluate safety, PK, PD and develop PRO instrument in patients with SCD; topline data expected 2H2019 13

OLINCIGUAT | PRALICIGUAT | IW-6463 | LIVER-TARGETED | LUNG-TARGETED

Sickle cell disease: the need

SCD results in severe complications that may include painful vaso-occlusive crises (VOCs), daily symptoms such as chronic pain, fatigue and shortness of breath, as well as progressive damage to organs, including the brain, kidneys, lungs, bones and cardiovascular system

High morbidity and decreased QoL

SCD patients

~100,000 in U.S.[1]

~50,000 in EU5[2]

Patients with SCD have a shortened life expectancy, with an average of 42 years for males and 48 years for females in the US

Decreased life expectancy

1) Iughetti et al. Novel Insights in the Management of Sickle Cell Disease in Childhood." World Journal of Clinical Pediatrics 2016. 2) France, Germany, Italy, Spain and the United Kingdom, Landscape & Forecast: Sickle Cell Disease. Decision Resources Group, October 2018

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OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED Sickle cell disease: the nitric oxide connection Increased hemolysis leads to reduced NO Low NO bioavailability results in reduced Reduced cGMP leads to vasoconstriction, These effects contribute the symptoms and bioavailability and cGMP production vascular inflammation, and endothelial dysfunction complications of SCD in patients production These combined effects result in accumulated vascular and tissue damage that can lead to pain, organ failure, and shortened life expectancy

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED Sickle cell 1 disease: our solution Reduce proportion of sickled RBCs 2 Decrease vascular inflammation and cell adhesion 1 2 3 Improve NO-mediated vasodilation We believe olinciguat, by amplifying NO signaling, has the potential to improve daily symptoms, reduce VOC and preserve organ function 16

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED In preclinical models, olinciguat treatment was associated with positive effects on SCD pathology • Preclinically olinciguat treatment was associated with: - - Distribution to both the vasculature as well as key organs Higher mRNA expression of the -globin subunit of fetal hemoglobin in cultured cells Lower levels of vascular inflammatory markers and improved vascular function in mouse models of inflammation* Decrease in progression of hemolytic anemia in SCD mouse model - - 17 *Adhesion can occlude microcirculation and lead to painful VOC and other serious complications

OLINCIGUAT PRALICIGUAT LIVER-TARGETED LUNG-TARGETED I Greater normalized expression of they-globin subunit of fetal hemoglobin in cell culture treated with olinciguat y-globin s 4• tn tn Q) 0..3 >< I Q) Q) ;2 C') "'C I Q) -.!:::!1• ca E '-z0 0 Vehicle Olinciguat Treatment of K562 cells with vehicle or olinciguat for 7 days in cell culture . _, / ........ !!! • • **** I

OLINCIGUAT | PRALICIGUAT | IW-6463 | LIVER-TARGETED | LUNG-TARGETED

# Lower expression of cellular adhesion molecules associated with olinciguat treatment in preclinical model


sL-selectin
sL-selectin (ng/mL)
2400
2000
1600
1200
800
****
*
Naive
Vehicle
Olinciguat
TNFα
sP-selectin
sP-selectin (ng/mL)
600
500
400
300
200
100
0
****
**
Naive
Vehicle
Olinciguat
TNFα
sE-selectin
sE-selectin (ng/mL)
200
150
100
50
0
****
****
Naive
Vehicle
Olinciguat
TNFα
sICAM1
sICAM1 (ng/mL)
1400
1200
1000
800
600
400
200
0
****
****
Naive
Vehicle
Olinciguat
TNFα

1h predose olinciguat followed by treatment with TNFα in normal mice

***Reducing vascular inflammation via blockade of specific adhesion receptors is a clinically validated approach to reducing painful crises (i.e. crizanlizumab)***

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* p<0.05, *** p<0.001; **** p<0.0001 vs TNFα-vehicle

19

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED Olinciguat is progressing through clinical development • Completed Phase 1 studies in healthy subjects - - - Confirmed target engagement and proof of pharmacology Dose-proportional pharmacokinetics with profile supportive of once-daily dosing Well-tolerated dose range with no serious adverse events or discontinuations due to adverse events (AE) • • Granted Orphan Drug Designation for the treatment of sickle cell disease Initiated Phase 2 study in sickle cell disease; data expected 2H2019 20

OLINCIGUAT | PRALICIGUAT | IW-6463 | LIVER-TARGETED | LUNG-TARGETED

STRONG SCD: Phase 2 ongoing, topline data expected 2H 2019



STRONG SCD — Ongoing Phase 2 Study

Placebo	Olinciguat Low dose	Olinciguat Mid dose	Olinciguat High dose
QD, 12 WEEK TREATMENT PERIOD			

PATIENTS:

- Male and female patients with SCD, age 16 – 70 years
- Maintain stable regimen of current medications for SCD
- ~88 patients total

ENDPOINTS:

- Safety, tolerability, pharmacokinetics, pharmacodynamics
- Exploratory endpoints to enable decision making include:
  - Biomarkers of disease activity (HbF levels, anemia, inflammatory markers)
  - Health-related patient-reported outcomes (PRO) including chronic pain and fatigue

STRONG SCD

Phase 2 study, data expected 2H 2019

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OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED Pralicigu ca t has significant potential in dio metabolic dise se Positive effects on metabolic parameters, fibrosis, inflammation and renal and cardiac function in preclinical disease models. Metabolic effects demonstrated clinically Well suited for potential treatment of DN and HFpEF by reducing inflammation and fibrosis and enhancing blood flow to relevant tissues Phase 2 studies in HFpEF and DN are ongoing with 2H 2019 readouts, actively pursuing a global partnership to maximize value for patients and shareholders Oral, once-daily sGC stimulator with extensive distribution to key target tissues including kidney, heart, liver, and adipose tissue in preclinical models DN and HFpEF are serious cardiometabolic diseases with high morbidity and mortality; limited / no treatment options 22

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED Diabetic nephropathy: the need In patients with diabetes, nephropathy is a major risk factor for cardiovascular disease, the major driver of excess cardiovascular mortality, and the single strongest predictor of mortality Significant unmet medical need DN is progressive, and patients that survive to end-stage renal disease require chronic dialysis treatment or kidney transplant There are over 400 million adults with diabetes globally at a prevalence rate of 8.5% Up to 40% of all patients with diabetes have DN Large patient population 23 1) Ghaderian SB, et al., Diabetes and End-Stage Renal Disease; A Review Article on New Concepts, J Renal Inj Prev. 2015; 2) https://www.niddk.nih.gov/health-information/health-statistics/kidney-disease 3) Gheith et al., Diabetic Kidney Disease: world wide difference of prevalence and risk factors, Journal of Nephropharmacology 2016

OLINCIGUAT | PRALICIGUAT | IW-6463 | LIVER-TARGETED | LUNG-TARGETED

Diabetic nephropathy: the nitric oxide connection

NO signaling plays a central role in renal physiology

Diabetes is associated with endothelial dysfunction and reduced NO signaling[1]

Defects in NO signaling genetically linked to diabetic nephropathy[2]

The decrease in nitric oxide signaling is associated with the progression of DN

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1) Nakagawa T, Tanabe K, Croker BP, Johnson RJ, Grant MB, Kosugi T, et al. Nature Reviews Nephrology. 2011; Cheng H, Harris RC. Cardiovascular & Hematological Disorders Drug Targets, 2014; 2) Dellamea, et al, BMC Med Genet 2014 3Krishnan, et al, Int J Mol Sci, 2018

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED Diabetic nephropathy: our solution • • • • Improve renal blood flow (autoregulation) Reduce inflammation and fibrosis Improve insulin sensitivity and lipid profile Improve renal endothelial function We believe praliciguat will preserve kiXdnXey function by restoring and enhancing NO-sGC-cGMP signaling to: 25

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED Preclinical and clinical data for praliciguat utility in diabetic nephropathy support potential Praliciguat treatment preclinically was associated with: • Preservation of kidney function in multiple animal models*, including corresponding effects on inflammation, fibrosis, and metabolism Anti-inflammatory and anti-fibrotic effects in vivo, mechanistically separated from hemodynamic pharmacology Positive effects on fasting glucose and lipids in ZSF1 rat model of diabetic nephropathy • • Praliciguat treatment clinically was associated with: • Decreases in insulin sensitivity and in plasma LDL cholesterol and triglycerides in Phase 2 study in patients with T2DM and hypertension on standard of care including anti-glycemic medications and RAAS inhibitor 26 * Dahl salt-sensitive rat model of hypertension and ZSF1 rat model of DN

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED In a preclinical model of hypertension, renal protective effects were observed in praliciguat-treated animals Dahl salt-sensitive rat model 27 * p<0.05, *** p<0.001; **** p<0.0001 vs High-salt control

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED

Anti-fibrotic effects recapitulated in vitro and mechanistically separated from hemodynamic effects


TGFβ-induced apoptosis
Apoptosis (%)
120
100
80
60
40
20
0
-20
***
****
Vehicle
Vehicle
Praliciguat
TGFβ

- Human renal proximal tubule epithelial cells in cell culture

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*** $p<0.001$; **** $p<0.0001$ vs TGFβ-vehicle

28

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED In an exploratory Phase 2 study, patients with T2DM with hypertension who received praliciguat on top of standard of care* for two weeks had improvements in multiple metabolic parameters *Patients on standard of care including anti-glycemic medications and RAAS inhibitor 29

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED Praliciguat is progressing through clinical development • Completed Phase 1 studies in healthy subjects - - - Confirmed target engagement and proof of pharmacology Dose-proportional pharmacokinetics with profile supportive of once-daily dosing Demonstrated large volume of distribution and negligible renal clearance • Completed exploratory Phase 2 studies in patients with T2DM and a history of hypertension - - Pharmacokinetic/pharmacodynamic profile supportive of once-daily dosing Positive metabolic effects in a relevant patient population - Patients on standard of care including anti-glycemic medications and RAAS inhibitor - Dosing generally well tolerated; AEs reported in more than 2 patients were mild in severity; one SAE (upper GI hemorrhage) in a patient who had ulcerative esophagitis and previously undiagnosed hiatal hernia, resolved same day and patient recovered completely • FDA Fast Track Designation granted for HFpEF • Initiated Phase 2 POC studies in DN and in HFpEF; data expected from both in 2H 2019

OLINCIGUAT | PRALICIGUAT | IW-6463 | LIVER-TARGETED | LUNG-TARGETED

DN Phase 2 trial ongoing, topline data expected 2H 2019



Ongoing Phase 2 Study

Placebo	Praliciguat Low dose	Praliciguat High dose
12 WEEK TREATMENT PERIOD		

PATIENTS:

- Adult patients with type 2 diabetes and DN
- Male and female, age 25 – 75 years
- Stable regimen of anti-glycemic medications and RAAS inhibitors
- ~150 patients total

ENDPOINTS:

- Change in urine albumin creatinine ratio (UACR) - *primary*
- Safety – *primary*
- Exploratory assessments include changes in cardiometabolic parameters

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OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED HFpEF: the need Heart failure remains a rising global epidemic with an estimated prevalence of ~38M individuals globally Large and growing prevalence Five-year mortality rates for patients with HFpEF have been reported to range from 55% - 74% HFpEF comprises 44% -72% of new heart failure diagnoses and accounts for approximately half of the heart failure hospitalizations, with frequent readmissions Significant unmet need 32

OLINCIGUAT | PRALICIGUAT | IW-6463 | LIVER-TARGETED | LUNG-TARGETED

HFpEF: the nitric oxide connection

- Associated with endothelial dysfunction[1,2]
- Chronic microvascular inflammation
- Reduced cGMP signaling[3] and titin phosphorylation[4]
- Clinical precedence

Chronic microvascular inflammation and endothelial dysfunction are thought to contribute to the development of cardiac and skeletal muscle inflammation and subsequent fibrosis

1) Widlansky, et al, JACC, 2003; 2) Franssen et al, 2016, JACC Heart Fail; 3) van Heerebeek et al, 2012, Circulation; 4) Hamdani et al, 2013, Circ Heart Fail; 5) Filippatos et al, 2017, Eur J Heart Fail

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33

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED HFpEF: our solution • • Improve cardiac blood flow Improve oxygen delivery and utilization by skeletal muscle Reduce microvascular inflammation and fibrosis Reduce cardiac stiffness by increasing titin phosphorylation Prevent left ventricular remodeling and disease progression • • • These improvements are expected to increase functional capacity and improve quality of life for patients with HFpEF and also reduce hospitalizations and mortality 34 We believe that praliciguat will improve symptoms of HFpEF by enhancing NO-sGC-cGMP signaling in the heart and periphery to:

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED Preclinical data for praliciguat support potential HFpEF utility in In a preclinical model of HFpEF, praliciguat treatment was associated with: • • • Preservation of cardiac function Lower cardiac hypertrophy Lower levels of biomarkers of inflammation 35 Praliciguat was granted Fast Track Designation for the treatment of HFpEF by the FDA

OL NC GUAT PRALICIGUAT 'VER-TAI<GE TED In a and preclinical model of heart failure, lower cardiac hypertrophy rats markers of inflammation in praliciguat-treated Cardiac weight IL-6 _ s 50 -"E -C) -C) 4o C) -.... 4 J: .:= 30 CD I ...J ·C-) I Q) 3 >-- 20 "C E ::::s 0 :e 2 10 G> (/) (/) + 1 0 Control Control Praliciguat Control Control Praliciguat High salt High salt I **p<o.Oli ****p<o.ooo1 vs High-salt Controli LV+S=left ventricular free wall plus ventricular septum **** **

OLINCIGUAT | PRALICIGUAT | IW-6463 | LIVER-TARGETED | LUNG-TARGETED

Phase 2 study ongoing; topline data expected 2H 2019



Ongoing Phase 2

Placebo	Praliciguat High dose

12 WEEK TREATMENT PERIOD

PATIENTS:

- Adult patients with HFpEF (EF ≥ 40%)
- Male and female, age ≥ 45 years
- ~184 HFpEF patients total

ENDPOINTS:

- CPET: change in peak VO2 – *primary*
- Safety and tolerability – *primary*
- Change in ventilatory efficiency – secondary
- Change in 6-minute walk distance – secondary
- # CPET responders – secondary
- Patient reported outcomes (KCCQ) – secondary
- Metabolic: fasting glucose, HOMA-IR, HbA1c, uric acid, lipids

CAPACITY HFpEF

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OLINCIGUAT | PRALICIGUAT | IW-6463 | LIVER-TARGETED | LUNG-TARGETED

IW-6463: first and only CNS penetrant sGC stimulator for treatment of neurodegenerative diseases

- Multidimensional pharmacology of sGC stimulation is well-suited to **target multiple aspects of neurodegenerative disorders**
- IW-6463 is being developed as an **oral sGC stimulator** and has shown preclinical effects on **cerebral blood flow, neuroinflammation, neuroprotection, neuronal function**
- Our translational trial design gives potential for **early proof of CNS pharmacology** in **Phase 1**
- We expect to initiate **Phase 1 trial in 1Q2019; topline data expected 2H2019**

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OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED Increase Cerebral Blood Flow Reduce Neuro-inflammation IW-6463 has the potential to address four hallmarks of neurodegenerative diseases Improve Neuronal Function Provide Neuroprotective Effects Addressing these parameters may improve neuronal health and cognition 39

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED Increased blood flow to brain areas associated with memory and arousal in rats Cerebral Blood Flow treated with Neuroinflammation IW-6463 Neuroprotection Cognitive Function cortical transition areas thalamus ventral hippocampus Reticular activating system sGC stimulator: Peripherally Restricted IW-6463: CNS-penetrant - Increased blood flow to areas associated with memory and arousal in normal rats by fMRI BOLD imaging - 40 Note: data provided in this slide is based on preclinical models

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED

Anti-inflammatory neuroprotective effects in mice treated with IW-6463

Cerebral Blood Flow | **Neuroinflammation** | Neuroprotection | Cognitive Function


IW-6463
NO
sGC
cGMP
GTP
PKG
pCREB
Neuroinflammation


A
Neuronal autophagy
Normalized gene expression Map1lc3a
2.0
1.5
1.0
**
*
Untreated
Untreated
IW-6463
Diet-induced obesity
B
Blood brain barrier integrity
Normalized gene expression Mmp9
0.015
0.010
0.005
0.000
*
**
Untreated
Untreated
IW-6463
Diet-induced obesity

- Increased cGMP and pCREB in rat brain 3D microtissues -
- Decreased inflammatory cytokines in rodent microglial cultures and brain 3D microtissues -

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Note: data provided in this slide based on IW-6463 pretreatment in preclinical models

41

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED Neuroprotective effects in mice treated with IW-6463 Cerebral Blood Flow Neuroinflammation Neuroprotection Cognitive Function - Synaptic spine density in aged mice at same level observed in young mice - 42 Note: data provided in this slide is based on preclinical models

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED Improved cognitive function in rats treated with IW-6463 Cerebral Blood Flow Neuroinflammation Neuroprotection Cognitive Function Thigmotaxis: tendency to stay close to walls when exploring open spaces, which is associated with cognitive dysfunction and interferes with maze solving - Positive effect on cognitive function in multiple animal models, including both aged and pharmacologically impaired rats - 43 Note: data provided in this slide is based on preclinical models

OLINCIGUAT PRALICIGUAT IW-6463 LIVER-TARGETED LUNG-TARGETED

# Cortical brain activity greater in rats treated with IW-6463


sGC stimulator: Peripherally restricted
Gamma power
Time (hours)
Vehicle
IWP-830
3.0
2.5
2.0
1.5
1.0
-1
0
1
2
3
4
5
6
sGC stimulator: CNS penetrant (IW-6463)
Gamma power
Time (hours)
Vehicle
IW-6463
3.0
2.5
2.0
1.5
1.0
-1
0
1
2
3
4
5
6

*- Opportunity for Early Clinical Proof of Pharmacologic Effects –*

*- Pharmacological effects of IW-6463 can be assessed clinically using translational non-invasive methods including EEG, MRS, ASL, and fMRI BOLD -*

cyclerion *Note: data provided in this slide is based on preclinical models* 44

IW-6463 OLINCIGUAT PRALICIGUAT LIVER-TARGETED LUNG-TARGETED Expect to initiate first in human studies in Q1 2019 The IW-6463 Phase 1 trial is designed to provide early proof of pharmacology • Safety, tolerability and pharmacokinetic data on single and multiple ascending doses of IW-6463 will be evaluated Evaluate the effects of IW-6463 by using quantitative, objective measures of brain activity including: • • • Quantitative EEG A select battery of well characterized cognitive and motor assessments • This Phase 1 study is designed to translate our observed preclinical effects to humans, potentially demonstrating proof of pharmacology

LIVER-TARGETED Liver-targeted sGC stimulator to maximize the potential to treat serious ver diseases Chronic liver diseases are serious diseases associated with pathologic inflammation and fibrosis and lead to significant morbidity and mortality We have designed sGC stimulators that specifically target the liver This provides the opportunity to maximize hepatic sGC pharmacology with little or no effect on systemic hemodynamics We expect to nominate a development candidate in 1H2019 46

LUNG-TARGETED Lung-targeted sGC stimulator to maximize the potential to treat serious pulmonary diseases There is a clear role for NO-sGC-cGMP signaling in serious pulmonary diseases; sGC stimulation is a clinically validated approach for treatment of Pulmonary Arterial Hypertension (PAH)* We have designed inhaled sGC stimulators that are lung retentive and lung stable with rapid systemic clearance This provides the opportunity to maximize pulmonary sGC pharmacology with little or no effect on systemic hemodynamics We expect to nominate a development candidate in 1H2019 47 *Adempas® (riociguat) approved for the treatment of PAH

Cyclerion Leadership



Mark Currie, PhD - ***President***

- Extensive research in cGMP signaling pathways and related pharmacology
- Primary inventor of LINZESS, led discovery/pharmacology for Celebrex and Lunesta



Mark Gaffney - ***Head of External Innovation & Corporate Development***

- >12 years experience structuring and negotiating licensing arrangements, partnerships and acquisitions



Cheryl Gault - ***Head of Strategy***

- >15 years marketing, sales, new product planning, commercial strategy at Ironwood and Genzyme



Chris Wright, MD, PhD - ***Head of Development***

- >20 years drug development in rare and orphan diseases; oversaw clinical development of Orkambi and Kalydeco
- Practicing neurologist at Brigham & Women's Hospital



Brian Cali, PhD - ***Head of IR and Corp Comms***

- >20 years enterprise leadership—cofounder of Microbia/IRWD
- Led preclinical R&D, R&D strategy, in licensing, program leadership and portfolio management



Anjeza Gjino - ***Head of Finance***

- >13 years of finance experience leading and supporting capital allocation and business transformation initiatives at Ironwood and PerkinElmer



Peter Hecht – ***CEO***

- >20 years CEO experience – co-founder of Microbia/IRWD
- Under his leadership, Ironwood has grown from nine Ph.D. scientists to a commercial biotechnology company



Bill Huyett - ***CFO***

- 30-year career at McKinsey and Co
- Extensive experience in pharma/med device corporate strategy, capital allocation, finance, product development and commercialization, and corporate leadership



Daryn Lewis - ***Head of People***

- >12 years experience in talent strategy and operations
- Led organizational growth and transformation initiatives across STEM-centric businesses cyclerion

48

Separation: Cyclerion ready to launch 1H 2019 • • • • Peter Hecht to be Cyclerion CEO effective upon separation Experienced leadership team complemented with new skills Expected to have a non-overlapping board with Ironwood Board (including new Chair) expected to be announced in next 60 days • Cyclerion expected to raise $150-200M equity (~8-12 quarters of funding) to launch; fits broad shareholder feedback that it raise capital with equity & partnerships Expected tax-free distribution of Cyclerion common stock to IRWD shareholders No expected ongoing funding from Ironwood Cyclerion cash use of ~$9M/month until H2 readouts; modular follow-on spending • • • 49 Well-structured Right leadership, right time

Sequence of the planned sponsored spin separation Distribute CYCN shares to IRWD shareholders and receive equity investment from sponsor investors Form 10 registration statement filed and effective Operating and trading as independent companies Build sponsor investor book Separation announcement Design financing 50